                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

================================================================================

                             CITY OF OLATHE, KANSAS,
                                    AS LESSOR

                                       AND

                          PACIFIC SUNWEAR STORES CORP.,
                                    AS LESSEE

                                 ---------------

                                 LEASE AGREEMENT

                            DATED AS OF JULY 1, 2007

                                 ---------------

                                  RELATING TO:

                                   $24,500,000
                      (AGGREGATE MAXIMUM PRINCIPAL AMOUNT)
                             CITY OF OLATHE, KANSAS
                            INDUSTRIAL REVENUE BONDS
                                (PACSUN PROJECT)
                                   SERIES 2007

================================================================================

THE INTEREST OF THE CITY OF OLATHE, KANSAS (THE "CITY") IN THIS LEASE AGREEMENT HAS BEEN PLEDGED AND ASSIGNED TO U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE UNDER THE TRUST INDENTURE DATED AS OF JULY 1, 2007, BETWEEN THE CITY AND THE TRUSTEE.

                                LEASE AGREEMENT

                               TABLE OF CONTENTS

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                                                                                                              Page
                                                                                                              ----
                  Parties.................................................................................      1
                  Recitals ...............................................................................      1

                                                    ARTICLE I

                                                   DEFINITIONS

Section 1.1.      Definitions of Words and Terms..........................................................      1
Section 1.2.      Rules of Interpretation.................................................................      3

                                                    ARTICLE II

                                                 REPRESENTATIONS

Section 2.1.      Representations by the City.............................................................      3
Section 2.2.      Representations by the Corporation......................................................      4

                                                   ARTICLE III

                                               GRANTING PROVISIONS

Section 3.1.      Granting of Leasehold Estate............................................................      5
Section 3.2.      Lease Term..............................................................................      5
Section 3.3.      Possession and Use of the Project.......................................................      5

                                                   ARTICLE IV

                         PURCHASE, CONSTRUCTION, RENOVATION, INSTALLATION OF THE PROJECT

Section 4.1.      Issuance of the Bonds...................................................................      6
Section 4.2.      Purchase, Construction, Renovation, Installation of the Project.........................      6
Section 4.3.      Project Costs...........................................................................      7
Section 4.4.      Payment for Project Costs...............................................................      7
Section 4.5.      Establishment of Completion Date........................................................      7
Section 4.6.      Surplus or Deficiency in Construction Fund..............................................      8
Section 4.7.      Project Property of City................................................................      8

                                                    ARTICLE V

                                                 RENT PROVISIONS

Section 5.1.      Basic Rent..............................................................................      8
Section 5.2.      Additional Rent.........................................................................      9
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                                       (i)

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
Section 5.3.      Obligations of Corporation Absolute and Unconditional...................................      9
Section 5.4.      Prepayment of Basic Rent................................................................     10
Section 5.5.      Redemption of Bonds.....................................................................     10

                                                   ARTICLE VI

                                        MAINTENANCE, TAXES AND UTILITIES

Section 6.1.      Maintenance and Repairs.................................................................     10
Section 6.2.      Taxes, Assessments and Other Governmental Charges.......................................     10
Section 6.3.      Utilities...............................................................................     11
Section 6.4.      Ad Valorem Taxes........................................................................     11
Section 6.5.      Payment in Lieu of Taxes................................................................     11
Section 6.6.      Kansas Retailers' Sales Tax.............................................................     11

                                                   ARTICLE VII

                                                    INSURANCE

Section 7.1.      Title Insurance.........................................................................     12
Section 7.2.      Casualty Insurance......................................................................     12
Section 7.3.      Public Liability Insurance..............................................................     13
Section 7.4.      Blanket Insurance Policies..............................................................     14
Section 7.5.      Indemnification of Trustee..............................................................     14

                                                  ARTICLE VIII

                                            ALTERATION OF THE PROJECT

Section 8.1.      Additions, Modifications and Improvements of the Project................................     14
Section 8.3.      Additional Improvements on the Project Site.............................................     14
Section 8.4.      Permits and Authorizations..............................................................     15
Section 8.5.      Mechanics' Liens........................................................................     15
Section 8.6.      Option to Purchase Unimproved Portions of the Project Site..............................     15

                                                   ARTICLE IX

                                      DAMAGE, DESTRUCTION AND CONDEMNATION

Section 9.1.      Damage or Destruction...................................................................     16
Section 9.2.      Condemnation............................................................................     18

                                                    ARTICLE X

                                                SPECIAL COVENANTS

Section 10.1.     No Warranty of Condition or Suitability by the City; Exculpation and Indemnification....     19
Section 10.2.     Surrender of Possession.................................................................     20
Section 10.3.     City's Right of Access to the Project...................................................     20
Section 10.4.     Granting of Easements; Leasehold Mortgages..............................................     20

                                      (ii)

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
Section 10.5.     Indemnification of City and Trustee.....................................................     23
Section 10.6.     Depreciation, Investment Tax Credit and Other Tax Benefits..............................     24
Section 10.7.     Corporation to Maintain its Corporate Existence.........................................     24
Section 10.8.     Security Interests......................................................................     24

                                                   ARTICLE XI

                                  OPTION AND OBLIGATION TO PURCHASE THE PROJECT

Section 11.1.     Option to Purchase the Project..........................................................     24
Section 11.2.     Conveyance of the Project...............................................................     25
Section 11.3.     Relative Position of Option and Indenture...............................................     25
Section 11.4.     Obligation to Purchase the Project......................................................     25

                                                   ARTICLE XII

                                              DEFAULTS AND REMEDIES

Section 12.1.     Events of Default.......................................................................     26
Section 12.2.     Remedies on Default.....................................................................     26
Section 12.3.     Survival of Obligations.................................................................     27
Section 12.4.     Limitation of Liability and Indemnity...................................................     28
Section 12.5.     Performance of the Corporation's Obligations by the City................................     28
Section 12.6.     Rights and Remedies Cumulative..........................................................     28
Section 12.7.     Waiver of Breach........................................................................     28
Section 12.8.     Notice of Defaults Under Section 12.1; Opportunity of Corporation to Cure Defaults......     28
Section 12.9.     Trustee's Exercise of the City's Remedies...............................................     29

                                                  ARTICLE XIII

                                             ASSIGNMENT AND SUBLEASE

Section 13.1.     Assignment; Sublease....................................................................     29
Section 13.2.     Assignment of Revenues by City..........................................................     30
Section 13.3.     Prohibition Against Fee Mortgage of Project.............................................     30
Section 13.4.     Restrictions on Sale or Encumbrance of Project by City..................................     30

                                                   ARTICLE XIV

                                      AMENDMENTS, CHANGES AND MODIFICATIONS

Section 14.1.     Amendments, Changes and Modifications...................................................     31

                                                   ARTICLE XV

                                            MISCELLANEOUS PROVISIONS

Section 15.1.     Notices.................................................................................     31
Section 15.2.     City Shall Not Unreasonably Withhold Consents and Approvals.............................     31
Section 15.3.     Net Lease...............................................................................     32

                                      (iii)

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
Section 15.4.     No Pecuniary Liability..................................................................     31
Section 15.5.     Governing Law...........................................................................     32
Section 15.6.     Binding Effect..........................................................................     32
Section 15.7.     Electronic Storage......................................................................     32
Section 15.8.     Severability............................................................................     32
Section 15.9.     Execution in Counterparts...............................................................     32

                  Signatures and Seals
                  Acknowledgments

                  Exhibit A Project Improvements
                  Exhibit B Project Site
                  Exhibit C Form of Requisition Certificate

                                      (iv)

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT dated as of July 1, 2007 (the "Lease"), between the CITY OF OLATHE, KANSAS, a municipal corporation organized and existing under the laws of the State of Kansas (the "City"), as lessor, and PACIFIC SUNWEAR STORES CORP., a California corporation (the "Corporation"), as lessee;

      WITNESSETH:

      WHEREAS, the City is authorized under the provisions of K.S.A. 12-1740 to 12-1749d, inclusive, as amended (the "Act"), to purchase, acquire, construct, improve, equip, remodel, sell and lease certain facilities within its jurisdiction for commercial purposes, and to issue revenue bonds for the purpose of paying the cost of such facilities, and to pledge the income and revenues to be derived from the operation of such facilities to secure the payment of the principal of and interest on such bonds;

      WHEREAS, pursuant to the Act, the governing body of the City has heretofore passed Ordinance No. 07-34 (the "Ordinance") authorizing the City to issue its Industrial Revenue Bonds (PacSun Project), Series 2007 (the "Bonds"), the Bonds to be issued in the aggregate maximum principal amount of $24,500,000 for the purpose of acquiring, purchasing, constructing and installing a commercial project, consisting of a distribution facility, including land, buildings, structures, improvements and fixtures as hereinafter more fully described (the "Project"), and authorizing the City to lease the Project to the Corporation;

      WHEREAS, pursuant to the Ordinance, the City is authorized to enter into a Trust Indenture of even date herewith (the "Indenture"), with U.S. Bank National Association, a national banking association, as trustee (the "Trustee"), for the purpose of issuing and securing the Bonds, as therein provided, and to enter into this Lease with the Corporation under which the City will acquire, purchase, construct, improve and remodel the Project and will lease the Project to the Corporation in consideration of rental payments by the Corporation which will be sufficient to pay the principal of and interest on the Bonds; and

      WHEREAS, pursuant to the foregoing, the City desires to lease the Project to the Corporation and the Corporation desires to lease the Project from the City, for the rentals and upon the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual representations, covenants and agreements herein contained, the City and the Corporation do hereby represent, covenant and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. DEFINITIONS OF WORDS AND TERMS. In addition to any words and terms defined elsewhere in this Lease and the words and terms defined in SECTION 101 of the Indenture which definitions are hereby incorporated herein by reference, and terms defined, the following words and terms as used in this Lease shall have the following meanings:

      "ADDITIONAL RENT" means the additional rental described in SECTIONS 5.2 and 6.2 of this Lease and, in addition, all payments required to be made to the Johnson County Treasurer in lieu of general ad valorem and personal property taxes pursuant to the Tax Abatement Agreement.

      "BASIC RENT" means the rental described in SECTION 5.1 of this Lease.

      "EVENT OF DEFAULT" means any Event of Default as described in SECTION 12.1 of this Lease.

      "FULL INSURABLE VALUE" means the lesser of: (i) the actual replacement cost of the Project less physical depreciation and exclusive of land, excavations, footings, foundation and parking lots as determined in accordance with SECTION 7.2(a) hereof, or (ii) an amount at least sufficient to avoid the effect of any coinsurance provisions of the applicable fire and casualty insurance policy.

      "INDENTURE" means the Trust Indenture dated as of July 1, 2007, between the City and the Trustee, as from time to time amended and supplemented in accordance with the provisions thereof.

      "LEASE" means this Lease Agreement, between the City and the Corporation, as from time to time amended and supplemented in accordance with the provisions of this Lease and ARTICLE XII of the Indenture.

      "LEASEHOLD MORTGAGE" means any leasehold mortgage permitted pursuant to the provisions of SECTION 10.4(b) hereof.

      "LEASE TERM" means the period from the effective date of this Lease until the expiration thereof pursuant to SECTION 3.2 of this Lease.

      "NET PROCEEDS" means, when used with respect to any insurance or condemnation award with respect to the Project, the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including attorneys' fees, trustee's fees and any extraordinary expenses of the City and the Trustee) incurred in the collection of such gross proceeds.

      "PERMITTED ENCUMBRANCES" means, as of any particular time (a) liens for ad valorem taxes and special assessments not then delinquent, (b) the Indenture,
(c) this Lease, (d) utility, access and other easements and rights-of-way, mineral rights, restrictions, exceptions and encumbrances that will not materially interfere with or impair the operations being conducted on the Project Site or easements granted to the City, (e) such minor defects, irregularities, encumbrances, easements, mechanic's liens, rights-of-way and clouds on title as normally exist with respect to properties similar in character to the Project and as do not in the aggregate materially impair the property affected thereby for the purpose for which it was acquired or is held by the City, (f) any Leasehold Mortgage, and (g) any other lien, encumbrance, lease, easements, restrictions or covenants consented to by the Owner of 100% of the principal amount of the Bonds.

      "PLANS AND SPECIFICATIONS" means the plans and specifications prepared for and showing the Project, as amended by the Corporation from time to time prior to the Completion Date, the same being duly certified by the Corporation, and on file at the principal office of the Corporation in Olathe, Kansas and which shall be available for reasonable inspection by the City, the Trustee and their duly appointed representatives.

      "PROJECT IMPROVEMENTS" means all buildings, structures, improvements and fixtures located on or to be acquired, purchased, constructed, improved or remodeled on the Project Site pursuant to ARTICLE IV

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hereof, as described in EXHIBIT A attached hereto and by this reference made a part hereof, and all additions, alterations, modifications and improvements thereof made pursuant to this Lease.

      "PROJECT SITE" means all of the real estate described in EXHIBIT B attached hereto and by this reference made a part hereof.

      "TRUSTEE" means U.S. Bank National Association in the City of Los Angeles, California, a national banking association, duly organized and existing under the laws of the United States of America, and its successor or successors and any other corporation which at the time may be substituted in its place pursuant to and at the time serving as Trustee under the Indenture.

      SECTION 1.2. RULES OF INTERPRETATION.

      (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders.

      (b) Unless the context shall otherwise indicate, words importing the singular number shall include the plural and vice versa, and words importing persons shall include firms, associations and corporations, including governmental entities, as well as natural persons.

      (c) Wherever in this Lease it is provided that either party shall or will make any payment or perform or refrain from performing any act or obligation, each such provision shall, even though not so expressed, be construed as an express covenant to make such payment or to perform, or not to perform, as the case may be, such act or obligation.

      (d) All references in this instrument to designated "Articles," "Sections" and other subdivisions are, unless otherwise specified, to the designated Articles, Sections and subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Lease Agreement as a whole and not to any particular Article, Section or other subdivision.

      (e) The Table of Contents and the Article and Section headings of this Lease shall not be treated as a part of this Lease or as affecting the true meaning of the provisions hereof.

      (f) Wherever in this Lease the words "the Corporation shall" are used, such words shall obligate the Corporation to take such action or to cause such action to be taken or not taken to the extent such action is not directly within the control of the Corporation.

                                   ARTICLE II

                                 REPRESENTATIONS

      SECTION 2.1. REPRESENTATIONS BY THE CITY. The City makes the following representations as the basis for the undertakings on its part herein contained:

      (a) The City is a municipal corporation duly organized and validly existing under the laws of the State of Kansas (the "State"). Under the provisions of the Act, the City has lawful power and authority to enter into the transactions contemplated by this Lease and to carry out its obligations hereunder. By proper action of its governing body, the City has been duly authorized to execute and deliver this Lease, acting by and through its duly authorized officers.

      (b) The City proposes to acquire the Project Site, subject to Permitted Encumbrances, and proposes to acquire, purchase, construct, improve and remodel or cause to be acquired, purchased, constructed, improved and remodeled on the Project Site the Project Improvements. The City proposes to lease the Project to the Corporation and sell the Project to the Corporation if the Corporation exercises its option to purchase the Project, all for the purpose of furthering the public purposes of the Act, and the governing body of the City has found and determined that the acquisition, purchase, construction, improving and remodeling of the Project will further the public purposes of the Act.

      (c) To finance the costs of the Project, the City proposes to issue the Bonds which will be scheduled to mature as set forth in ARTICLE II of the Indenture and will be subject to redemption prior to maturity in accordance with the provisions of ARTICLE III of the Indenture.

      (d) The Bonds are to be issued under and secured by the Indenture, pursuant to which the Project and the net earnings therefrom, including all rents, revenues and receipts to be derived by the City from the leasing or sale of the Project, will be pledged and assigned to the Trustee as security for payment of the principal of and interest on the Bonds.

      (e) The City will not mortgage the Project or pledge the revenues derived therefrom for any bonds or other obligations other than the Bonds except with the written consent of the Authorized Corporation Representative.

      (f) The City shall have no authority to operate the Project as a business or in any other manner except as the lessor thereof.

      (g) The acquisition, purchase, construction, improvement and remodeling of the Project and the leasing of the Project by the City to the Corporation will further the public purposes of the Act.

      (h) No member of the governing body of the City or any other officer of the City has any significant or conflicting interest, financial, employment or otherwise, in the Corporation or in the transactions contemplated hereby.

      SECTION 2.2. REPRESENTATIONS BY THE CORPORATION. The Corporation makes the following representations as the basis for the undertakings on its part herein contained:

      (a) The Corporation is a corporation validly existing and in good standing under the laws of the State of California and duly qualified to do business in the State of Kansas.

      (b) The Corporation has lawful power and authority to enter into this Lease and to carry out its obligations hereunder and by proper corporate action of its Board of Directors, the Corporation has been duly authorized to execute and deliver this Lease, acting by and through its duly authorized officers.

      (c) The execution and delivery of this Lease, the consummation of the transactions contemplated hereby, and the performance of or compliance with the terms and conditions of this Lease by the Corporation will not conflict with or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, any mortgage, deed of trust, lease or any other corporate restrictions or any agreement or instrument to which the Corporation is a party or by which it or any of its property is bound, or the Corporation's Articles of Incorporation or Bylaws or any order, rule or regulation applicable to the Corporation or any of its property of any court or governmental body, or constitute a material default under any of the foregoing, or result in the creation or imposition of any prohibited lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of the Corporation under the terms of any instrument or agreement to which the Corporation is a party.

      (d) The Project will comply with all presently applicable building and zoning, health, environmental and safety ordinances and laws, and to the best of its knowledge, without independent investigation, the Project will comply with all other applicable laws, rules and regulations.

      (e) The Project is located wholly within the corporate limits of the City of Olathe, Kansas.

                                   ARTICLE III

                               GRANTING PROVISIONS

      SECTION 3.1. GRANTING OF LEASEHOLD ESTATE. The City hereby rents, leases and lets the Project to the Corporation, subject to Permitted Encumbrances, and the Corporation hereby rents, leases and hires the Project from the City, subject to Permitted Encumbrances, for the rentals and upon and subject to the terms and conditions herein contained.

      SECTION 3.2. LEASE TERM. This Lease shall become effective upon its delivery, and subject to sooner termination pursuant to the provisions of this Lease, shall have an initial term commencing as of the date of this Lease and terminating on January 1, 2018.

      SECTION 3.3. POSSESSION AND USE OF THE PROJECT.

      (a) The City covenants and agrees that as long as neither the City nor the Trustee has exercised any of the remedies set forth in SECTION 12.2(c) following the occurrence and continuance of an Event of Default, the Corporation shall have sole and exclusive possession of the Project (subject to Permitted Encumbrances and the City's and the Trustee's right of access pursuant to
SECTION 10.3 hereof) and shall and may peaceably and quietly have, hold and enjoy the Project during the Lease Term. The City covenants and agrees that it will not take any action, other than expressly pursuant to ARTICLE XII of this Lease, to prevent the Corporation from having quiet and peaceable possession and enjoyment of the Project during the Lease Term and will, at the request and expense of the Corporation, cooperate with the Corporation in order that the Corporation may have quiet and peaceable possession and enjoyment of the Project and will defend the Corporation's enjoyment and possession thereof against all parties.

      (b) Subject to the provisions of this Section, the Corporation shall have the right to use the Project for any lawful purpose allowed by law and contemplated by the Act. The Corporation shall comply with all statutes, laws, ordinances, orders, judgments, decrees, regulations, directions and requirements of all federal, state, local and other governments or governmental authorities, now or hereafter applicable to the Project or to any adjoining public ways, as to the manner of use or the condition of the Project or of adjoining public ways. The Corporation shall also comply with the mandatory requirements, rules and regulations of all insurers under the policies carried under the provisions of ARTICLE VII hereof. The Corporation shall pay all costs, expenses, claims, fines, penalties and damages that may in any manner arise out of, or be imposed as a result of, the failure of the Corporation to comply with the provisions of this Section. Notwithstanding any provision contained in this Section, however, the Corporation shall have the right, at its own cost and expense, to contest or review by legal or other appropriate procedures the validity, legality or application of any such governmental statute, law, ordinance, order, judgment, decree, regulation, direction or requirement, or any such requirement, rule or regulation of an insurer, and during such contest or review the Corporation may refrain from complying therewith.

                                   ARTICLE IV

                     PURCHASE, CONSTRUCTION, RENOVATION AND
                           INSTALLATION OF THE PROJECT

      SECTION 4.1. ISSUANCE OF THE BONDS.

      (a) In order to provide funds for the payment of the Project Costs, the City agrees that it will issue, sell and cause to be delivered to the purchaser thereof the Bonds in accordance with the provisions of the Indenture and the Bond Purchase Agreement. The proceeds of the sale of the Bonds, when received, shall be paid over to the Trustee for the account of the City. The Trustee shall promptly deposit such proceeds, when received, as provided in the Indenture, to be used and applied as hereinafter provided in this Article and in the Indenture.

      (b) The City may authorize the issuance of Additional Bonds from time to time upon the terms and conditions provided in SECTION 209 of the Indenture for the purposes described therein.

      (c) If the Corporation is not in default hereunder, the City will, at the request of the Corporation, from time to time, use its best efforts to issue the amount of Additional Bonds specified by the Corporation; provided that the terms of such Additional Bonds, the purchase price to be paid therefor and the manner in which the proceeds therefrom are to be disbursed shall have been approved in writing by the Corporation; provided further that the Corporation and the City shall have entered into an amendment to this Lease to provide an increase in for rent in an amount at least sufficient to pay principal and interest on the Additional Bonds when due and the City shall have otherwise complied with the provisions of the Indenture with respect to the issuance of such Additional Bonds.

      SECTION 4.2. PURCHASE, CONSTRUCTION, RENOVATION AND INSTALLATION OF THE PROJECT. The City and the Corporation agree that the City will and the Corporation as the agent of the City shall, but solely from the Construction Fund except as otherwise provided herein, acquire, purchase, construct, improve and remodel the Project as follows:

      (a) Concurrently with the execution of this Lease, the City will acquire the Project Site and any Project Improvements located on the Project Site and which the Corporation desires to convey to the City, subject to the Permitted Encumbrances. Concurrently with the execution of this Lease (1) a deed and any other necessary instruments of transfer will be delivered to the City, (2) said deed will be placed of record, and (3) the title insurance policies required by
ARTICLE VII hereof or commitments to issue such policies will be delivered to the Trustee.

      (b) The Corporation will, on behalf of the City, acquire, purchase, construct, improve and remodel the Project Improvements on the Project Site and otherwise improve the Project Site substantially in accordance with the Plans and Specifications. The Corporation may make minor changes in and to the construction contracts and the Plans and Specifications incorporated therein without the consent of the City. The Corporation shall notify the City in writing of major changes. "Major changes" shall be any change that has an estimated cost (increase or decrease) of $1,000,000. The Corporation agrees that the aforesaid acquisition, purchase, construction, improvement and remodeling will, with such changes and additions as may be made hereunder, result in a project suitable for use by the Corporation for its purposes, and that all real property described therein is necessary in connection with the Project.

      (c) The Corporation agrees that it will use commercially reasonable and good faith efforts to cause the acquisition, purchase, construction, improvement and remodeling of the Project to be completed as soon as practicable with all reasonable dispatch. In the event such acquisition, purchase, construction, improvement and remodeling commences prior to the receipt of proceeds from the sale of the Bonds, the Corporation agrees to advance all funds necessary for such purpose. The Corporation shall seek reimbursement for all such funds advanced.

      SECTION 4.3. PROJECT COSTS. The City hereby agrees to pay for, but solely from the Construction Fund, and hereby authorizes and directs the Trustee to pay for, but solely from the Construction Fund, all Project Costs upon receipt by the Trustee of a certificate pursuant to SECTION 4.4 hereof. The term Project Costs shall have the meaning set forth in the Indenture.

      SECTION 4.4. PAYMENT FOR PROJECT COSTS. All Project Costs as specified in
SECTION 4.3 hereof shall be paid by the Trustee from the Construction Fund as more fully provided in the Indenture. The City hereby authorizes and directs the Trustee to make disbursements from the Construction Fund, upon receipt by the Trustee of certificates in substantially the form attached hereto as EXHIBIT E, signed by an Authorized Corporation Representative:

            (a) requesting payment of a specified amount of such funds and directing to whom such amount shall be paid (whose name and address shall be stated);

            (b) describing in reasonable detail each item of Project Costs for which payment is being requested;

            (c) stating that each item for which payment is requested is or was necessary and appropriate in connection with the purchase, acquisition, construction, improvement or remodeling of the Project, has been properly incurred and is a proper charge against the Construction Fund, that the amount requested either has been paid, or is justly due, and has not been the basis of any previous requisition from the Construction Fund; and

            (d) stating that, except for the amounts, if any, stated in said certificate, to the best of their knowledge there are no outstanding statements which are then due and payable for labor, wages, materials, supplies or services in connection with the purchase, acquisition, construction, improving or remodeling of the Project which, if unpaid, might become the basis of a vendors', mechanics', laborers' or materialmen's statutory or other similar lien upon the Project or any part thereof, or setting out (i) all disputed statements and the reason for such disputes, and (ii) all statements in process but not yet presented to the Trustee for payment.

The Trustee may rely conclusively on any such certificate and shall not be required to make any independent investigation in connection therewith.

      SECTION 4.5. ESTABLISHMENT OF COMPLETION DATE. The Completion Date shall be evidenced to the Trustee by a certificate signed by the Authorized Corporation Representative stating (a) that the acquisition, purchase, construction, improvement and remodeling of the Project has been completed substantially in accordance with the Plans and Specifications in all material respects, (b) that all costs and expenses incurred in the acquisition, purchase, construction, improvement and remodeling of the Project have been paid except costs and expenses the payment of which is not yet due or is being retained or contested in good faith by the Corporation, and (c) amounts to be retained by Trustee with respect to item (b) above. Notwithstanding the foregoing, such certificate shall state that it is given without prejudice to any rights against third parties which exist at the date of such certificate or which may subsequently come into being. The Corporation and the City agree to cooperate in causing such certificate to be furnished to the Trustee.

      SECTION 4.6. SURPLUS OR DEFICIENCY IN CONSTRUCTION FUND.

      (a) Upon receipt of the certificate described in SECTION 4.5 hereof, the Trustee shall, as provided in SECTION 504 of the Indenture, transfer any remaining moneys then in the Construction Fund to the Bond Fund to be applied as directed by the Corporation solely to (1) the payment of principal and premium, if any, of the Bonds through the payment (including regularly scheduled principal payments, if any) or redemption thereof at the earliest date permissible under the terms of the Indenture, or (2) at the option of the Corporation, to the purchase of Bonds at such earlier date or dates as the Corporation may elect. Any amount so deposited in the Bond Fund may be invested as permitted by SECTION 702 of the Indenture.

      (b) If the Construction Fund shall be insufficient to pay fully all Project Costs and to complete the Project lien free, the Corporation shall pay, in cash, the full amount of any such deficiency by making payments thereof directly to the contractors and to the suppliers of materials and services as the same shall become due, and the Corporation shall save the City and the Trustee whole and harmless from any obligation to pay such deficiency.

      SECTION 4.7. PROJECT PROPERTY OF CITY. The Project Site and all Project Improvements located thereon at the execution hereof and which the Corporation desires to convey to the City, all work and materials on the Project Improvements as such work progresses, and all additions or enlargements thereto or thereof, the Project as fully completed, anything under this Lease which becomes, is deemed to be, or constitutes a part of the Project, and the Project as repaired, rebuilt, rearranged, restored or replaced by the Corporation under the provisions of this Lease, except as otherwise specifically provided herein, shall immediately when erected or installed become the absolute property of the City, subject only to Permitted Encumbrances.

                                    ARTICLE V

                                 RENT PROVISIONS

      SECTION 5.1. BASIC RENT. The Corporation covenants and agrees to pay to the Trustee in same day funds for the account of the City during this Lease Term, for deposit in the Bond Fund on or before 11:00 A.M., Trustee's local time, on each January 1 and July 1, commencing January 1, 2008, the amount of principal of and the interest on the Bonds then due in accordance with the provisions of the Indenture, as Basic Rent for the Project, in an amount which, when added to any collected funds then on deposit in the Bond Fund and available for the payment of principal on the Bonds and the interest thereon on such payment date, shall be equal to the amount payable on such payment date as principal of the Bonds and the interest thereon as provided in the Indenture. All payments of Basic Rent provided for in this Section shall be paid directly to the Trustee and shall be deposited in accordance with the provisions of the Indenture into the Bond Fund and shall be used and applied by the Trustee in the manner and for the purposes set forth in this

Lease and the Indenture. Subject to the other provisions of this Lease and the Indenture, at any time that the Corporation is the sole Bondowner, the Corporation may, at its option, make payments of Basic Rent by tendering a portion of the principal amount of the Bonds equal to such principal payment thereon to the Trustee for cancellation.

      SECTION 5.2. ADDITIONAL RENT. The Corporation shall pay as Additional Rent the following amounts (to the extent such amounts have not already been paid pursuant to other provisions under this Lease):

      (a) all reasonable fees, charges and expenses, including agent and counsel fees, of the Trustee and the Paying Agent incurred under the Indenture, as and when the same become due;

      (b) all costs incident to the payment of the principal of and interest on the Bonds as the same becomes due and payable, including all costs and expenses in connection with the call, redemption and payment of all Outstanding Bonds;

      (c) all expenses reasonably incurred in connection with the enforcement of any rights against the Corporation or the Project under this Lease or the Indenture by the City, the Trustee or the Bondowners, except for such expenses as may be incurred solely as a result of the gross negligence or wrongful misconduct of the City, the Trustee or both;

      (d) an amount sufficient to reimburse the City for all expenses reasonably incurred by the City hereunder and in connection with the performance of its obligations under this Lease, the Indenture or the Tax Abatement Agreement;

      (e) all amounts payable under the Tax Abatement Agreement;

      (f) all annual fees of the City or the Kansas Board of Tax Appeals; and

      (g) all other payments of whatever nature which the Corporation has agreed to pay or assume under the provisions of this Lease.

      SECTION 5.3. OBLIGATIONS OF CORPORATION ABSOLUTE AND UNCONDITIONAL.

      (a) Except as expressly provided herein, the obligations of the Corporation under this Lease to make payments of Basic Rent and Additional Rent on or before the date the same become due, and to perform all of its other obligations, covenants and agreements hereunder shall be absolute and unconditional, without notice or demand, and without abatement, deduction, set-off, counterclaim, recoupment or defense or any right of termination or cancellation arising from any circumstance whatsoever, whether now existing or hereafter arising, and irrespective of whether the Project shall have been started or completed, or whether the City's title thereto or to any part thereof is defective or nonexistent, and notwithstanding any damage to, loss, theft or destruction of, the Project or any part thereof, any failure of consideration or frustration of commercial purpose, the taking by eminent domain of title to or of the right of temporary use of all or any part of the Project, legal curtailment of the Corporation's use thereof, the eviction or constructive eviction of the Corporation, any change in the tax or other laws of the United States of America, the State of Kansas or any political subdivision thereof, any change in the City's legal organization or status, or any default of the City hereunder, and regardless of the invalidity of any action of the City, and regardless of the invalidity of any portion of this Lease.

      (b) Nothing in this Lease shall be construed to release the City from the performance of any agreement on its part herein contained or as a waiver by the Corporation of any rights or claims the Corporation may have against City under this Lease or otherwise, but any recovery upon such rights and claims shall be had from the City separately, it being the intent of this Lease that the Corporation shall be unconditionally and absolutely obligated to perform fully all of its obligations, agreements and covenants under this Lease (including the obligation to pay Basic Rent and Additional Rent) for the benefit of the Bondowners. The Corporation may, however, at its own cost and expense and in its own name or in the name of the City, prosecute or defend any action or proceeding or take any other action involving third persons which the Corporation deems reasonably necessary in order to secure or protect its right of possession, occupancy and use hereunder, and in such event the City hereby agrees to cooperate fully with the Corporation and to take all action necessary to effect the substitution of the Corporation for the City in any such action or proceeding if the Corporation shall so request.

      SECTION 5.4. PREPAYMENT OF BASIC RENT. The Corporation may at any time prepay all or any part of the Basic Rent provided for hereunder. During such times as the amount held by the Trustee in the Bond Fund shall be sufficient to pay, at the time required, the principal of and interest on all the Bonds then remaining unpaid, the Corporation shall not be obligated to make payments of Basic Rent under the provisions of this Lease.

      SECTION 5.5. REDEMPTION OF BONDS. The City and the Trustee, at the written direction of the Corporation, at any time the aggregate moneys in the Bond Fund are sufficient for such purposes, shall (a) if the same are then redeemable under the provision of ARTICLE III of the Indenture, take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect the redemption of all or such part of the then Outstanding Bonds as may be specified by the Corporation, on such redemption date as may be specified by the Corporation or (b) cause such moneys in the Bond Fund or such part thereof as the Corporation shall direct, to be applied by the Trustee for the purchase of Bonds in the open market for the purpose of cancellation at prices not exceeding the principal amount thereof, or (c) a combination of (a) and (b) as provided in such direction.

                                   ARTICLE VI

                        MAINTENANCE, TAXES AND UTILITIES

      SECTION 6.1. MAINTENANCE AND REPAIRS. Throughout the Lease Term the Corporation shall, at its own expense, keep the Project in as reasonably safe condition as the operation thereof will permit, and keep the Project in good repair and in good operating condition, making from time to time such repairs thereto and renewals and replacements thereof as the Corporation deems necessary.

      SECTION 6.2. TAXES, ASSESSMENTS AND OTHER GOVERNMENTAL CHARGES.

      (a) The Corporation shall promptly pay and discharge, as the same become due, all taxes and assessments, general and special, and other governmental charges of any kind whatsoever that may be lawfully taxed, charged, levied, assessed or imposed upon or against the Project, or any part thereof or interest therein (including the leasehold estate of the Corporation therein) or any buildings, improvements at any time installed thereon by the Corporation, or the income therefrom or Basic Rent and other amounts payable under this Lease, including any new taxes and assessments not of the kind enumerated above to the extent that the same are lawfully made, levied or assessed in lieu of or in addition to taxes or assessments now customarily levied against real or personal property, and further including all utility charges, assessments and other general governmental charges and impositions whatsoever, foreseen or unforeseen, which if not paid when due would materially impair the security of the Bonds or materially encumber the City's title to the Project; provided that with respect to any special assessments or other governmental charges that are lawfully levied and assessed which may be paid in installments, the Corporation shall be obligated to pay only such installments thereof as become due and payable during the Lease Term.

      (b) The Corporation shall have the right, in its own name or in the City's name, to contest the validity, application or amount of any tax, assessment or other governmental charge which the Corporation is required to bear, pay and discharge pursuant to the terms of this Article by appropriate legal proceedings instituted before the tax, assessment or other governmental charge complained of becomes delinquent if and provided (1) the Corporation, before instituting any such contest, gives the City written notice of its intention so to do, (2) the Corporation diligently prosecutes any such contest, at all times effectively stays or prevents any official or judicial sale therefor, under execution or otherwise, and (3) the Corporation promptly pays any final judgment enforcing the tax, assessment or other governmental charge so contested and thereafter promptly procures record release or satisfaction thereof. The City agrees to cooperate fully with the Corporation in connection with any and all administrative or judicial proceedings related to any tax, assessment or other governmental charge. The Corporation shall hold the City whole and harmless from any costs and expenses the City may incur related to any of the above.

      SECTION 6.3. UTILITIES. All utilities and utility services used by the Corporation in, on or about the Project shall be paid for by the Corporation and shall be contracted for by the Corporation in the Corporation's own name, and the Corporation shall, at its sole cost and expense, procure any and all permits, licenses or authorizations necessary in connection therewith.

      SECTION 6.4. AD VALOREM TAXES. The City and the Corporation acknowledge that under the existing provisions of K.S.A. 79-201a, as amended, the property purchased, acquired, constructed, reconstructed, improved, furnished, repaired, enlarged or remodeled with the proceeds of the Bonds is entitled to exemption from general ad valorem and property taxes (other than special assessments levied on account of special benefits) on real and personal property, other than inventory, for a period of ten (10) calendar years after the calendar year in which the Bonds are issued, provided proper application is made therefor. The City covenants that it will not voluntarily take any action which may be reasonably construed as tending to cause or induce the levy or assessment of such ad valorem or property taxes on the Project so long as any of the Bonds are Outstanding and unpaid or for said ten (10) year period, whichever shall be the shorter time, and at the Corporation's request, fully cooperate with the Corporation in all reasonable ways to prevent any such levy or assessment. The City shall file the Application for Exemption to effect the property tax abatement described in K.S.A. 79-201a using information to be provided by the Corporation. The Corporation agrees to pay any such levies or assessments that are lawful on the Project.

      SECTION 6.5. PAYMENT IN LIEU OF TAXES. The Corporation agrees that, during each year the Project is exempt from ad valorem and personal property taxes by reason thereof, the Corporation will make a payment in lieu of taxes to the City in the amounts and at the times set forth in the Tax Abatement Agreement providing for payments in lieu of such ad valorem and personal property taxes. Such payment shall be made each year at the time ad valorem taxes on the Project would first be due and payable but for such exemption.

      SECTION 6.6. KANSAS RETAILERS' SALES TAX. The parties have entered into this Lease Agreement in contemplation that, under the existing provisions of K.S.A. 79-3606(d) and other applicable laws, sales of tangible personal property or services purchased in connection with the acquisition, purchase, construction, improving or remodeling of the Project are entitled to exemption from the tax imposed by the Kansas

Retailers' Sales Tax Act. The parties agree that the City shall, upon the request of and with the Corporation's assistance, promptly obtain from the State and furnish to the contractors and suppliers an exemption certificate for the acquisition, purchase, construction, improving or remodeling of the Project. The Corporation covenants that said exemption shall be used only in connection with the purchase of tangible personal property or services becoming a part of the Project.

                                   ARTICLE VII

                                    INSURANCE

      SECTION 7.1. TITLE INSURANCE. The Corporation will purchase, on behalf of the City and the Trustee, at its expense, from a Corporation duly qualified to issue such insurance in the State of Kansas, an owner's policy of title insurance in the amount of at least $1,000,000. Copies of said policy or a commitment therefor will be delivered to the Trustee by the Corporation on or before the date of issuance of the Bonds.

      SECTION 7.2. CASUALTY INSURANCE.

      (a) Subject to the right of the Corporation to increase the deductibles described herein and to provide for self-insurance as provided in subparagraph
(c) of this Section, the Corporation shall at all times during the construction period maintain at its sole cost and expense, or cause the contractors under the construction contracts to maintain, in full force and effect a policy or policies of Builder's Risk-Completed Value Form Insurance insuring the Project against fire, lightning and all other risks covered by the extended coverage endorsement then in use in the State of Kansas to the Full Insurable Value of the Project (subject to reasonable loss deductible clauses not to exceed $1,000,000).

      Subject to the rights of the Corporation provided in subparagraph (c) of this Section, prior to or simultaneously with the expiration of said Builder's Risk Insurance, the Corporation shall at its sole cost and expense obtain and shall maintain throughout the Lease Term, a policy or policies of insurance to keep the Project constantly insured against loss or damage by fire, lightning and all other risks covered by the extended coverage insurance endorsement then in use in the State of Kansas in an amount equal to the Full Insurable Value thereof (subject to reasonable loss deductible clauses not to exceed $1,000,000). The initial determination of Full Insurable Value shall be made at the Completion Date, and thereafter, the Full Insurable Value of the Project shall be provided from time to time at the written request of the City or the Trustee (but not more frequently than once in every three years) by the certificate of an Authorized Corporation Representative or the chief financial officer of the Corporation. The insurance required pursuant to this Section shall be maintained at the Corporation's sole cost and expense, shall be maintained with generally recognized responsible insurance company or companies authorized to do business in the State of Kansas as may be selected by the Corporation. Copies of the insurance policies required under this Section, or originals or certificates thereof, shall be delivered by the Corporation to the Trustee. All such policies of insurance pursuant to this Section, and all renewals thereof, shall name the City, the Corporation and the Trustee as insureds as their respective interests may appear, and shall contain a provision that such insurance may not be canceled by the issuer thereof without at least 30 days' advance written notice to the City, the Corporation and the Trustee, and shall be payable to the Trustee.

      (b) In the event of loss or damage to the Project, the Net Proceeds of casualty insurance carried pursuant to this Section shall be paid over to the Trustee and shall be applied as provided in ARTICLE IX of this Lease.

      (c) In lieu of obtaining all or any part of the insurance required by subparagraph (a) hereof, the Corporation may elect to be self-insured for all or any part of the foregoing requirements (which right to self insure shall include the right of the Corporation to increase the deductibles on such policies to an amount not to exceed $1,000,000) provided the Corporation complies with each of the following: (i) the Corporation notifies the City and the Trustee in writing that it has elected to increase one or more of the deductibles on such policies or to provide such coverages through a self-insurance program, (ii) if the self-insurance program is maintained by a legal entity other than the Corporation, the Corporation notifies the City and the Trustee in writing of an address to which the City and the Trustee may submit claims under such self-insurance program, and (iii) if the self-insurance program is maintained by a legal entity other than the Corporation, the provider of such self insurance program is rated in one of the three highest rating categories by a nationally recognized rating agency (without regard to any rating modifiers) or if the self-insurance program is maintained by the Corporation or an affiliate of the Corporation, the consolidated net worth of such entity is at least equal to $100,000,000 based upon audited financial statements submitted to the City and the Trustee prior to the effective date of such self-insurance program.

      SECTION 7.3. PUBLIC LIABILITY INSURANCE.

      (a) Subject to the right of the Corporation to increase the deductibles described herein and to provide for self-insurance as provided in subparagraph
(c) of this Section, the Corporation shall at its sole cost and expense maintain or cause to be maintained at all times during the Lease Term general accident and public liability insurance (including but not limited to coverage for all losses whatsoever arising from the ownership, maintenance, operation or use of any automobile, truck or other motor vehicle), under which the City, the Corporation and the Trustee shall be named as additional insureds, properly protecting and indemnifying the City and the Trustee, in an amount not less than $1,000,000 for bodily injury (including death) in any one occurrence (subject to reasonable loss deductible clauses not to exceed $100,000)), and not less than $1,000,000 for property damage in any one occurrence (subject to reasonable loss deductible clauses not to exceed $100,000). The policies of said insurance shall contain a provision that such insurance may not be canceled by the issuer thereof without at least 30 days' advance written notice to the City, the Corporation and the Trustee. Such policies or copies or certificates thereof shall be furnished to the Trustee.

      (b) In the event of a public liability occurrence, the Net Proceeds of liability insurance carried pursuant to this Section shall be applied toward the extinguishment or satisfaction of the liability with respect to which such proceeds have been paid.

      (c) In lieu of obtaining all or any part of the insurance required by subparagraph (a) hereof, the Corporation may elect to be self-insured for all or any part of the foregoing requirements (which right to self insure shall include the right of the Corporation to increase the deductibles on such policies to an amount not to exceed $1,000,000) provided the Corporation complies with each of the following: (i) the Corporation notifies the City and the Trustee in writing that it has elected to increase one or more of the deductibles on such policies or to provide such coverages through a self-insurance program, (ii) if the self-insurance program is maintained by a legal entity other than the Corporation, the Corporation notifies the City and the Trustee in writing of an address to which the City and the Trustee may submit claims under such self-insurance program, and (iii) if the self-insurance program is maintained by a legal entity other than the Corporation, the provider of such self insurance program is rated in one of the three highest rating categories by a nationally recognized rating agency (without regard to any rating modifiers) or if the self-insurance program is maintained by the Corporation or an affiliate of the Corporation, the consolidated net worth of such entity is at least equal to $100,000,000 based upon audited financial statements submitted to the City and the Trustee prior to the effective date of such self-insurance program.

      SECTION 7.4. BLANKET INSURANCE POLICIES. The Corporation may satisfy any of the insurance requirements set forth in this Article by using blanket policies of insurance, provided each and all of the requirements and specifications of this Article respecting insurance are complied with.

      SECTION 7.5. INDEMNIFICATION OF TRUSTEE. The Corporation agrees to indemnify and save the Trustee harmless against and from all claims by or on behalf of any person, firm or corporation arising from the conduct or management of, or from any work or thing done on, the Project during the Lease Term, and against and from all claims arising during the Lease Term from (a) any condition of the Project caused or permitted by the Corporation, (b) any breach or default on the part of the Corporation in the performance of any of its obligations under this Lease, (c) any contract entered into by the Corporation, its agents, employees or contracting obligees in connection with the acquisition, purchase, construction, improving, equipping or remodeling of the Project, (d) any act of negligence of the Corporation or of any of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Corporation, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Corporation and (f) the acceptance of, and administration of the duties and obligations of the Trustee under the Indenture and the documents related thereto, including without limitation, this Lease; provided, however, that the indemnification contained in this SECTION 7.5 shall not extend to the Trustee to the extent that such claim is (i) the result of work being performed at the Project by employees, agents or contractors of the Trustee; (ii) the result of the negligence or willful misconduct of the Trustee, their employees, agents or contractors; or (iii) is for consequential, punitive or similar type damages. As a condition to such indemnification, the Trustee will tender the defense of any claim for which it believes it is entitled to indemnification to the Corporation in sufficient time to avoid a default on the claim, and will cooperate in the contest or settlement of the claim so long as it incurs no cost on that account.

                                  ARTICLE VIII

                            ALTERATION OF THE PROJECT

      SECTION 8.1. ADDITIONS, MODIFICATIONS AND IMPROVEMENTS OF THE PROJECT. The Corporation shall have and is hereby given the right, at its sole cost and expense, to make such additions, modifications and improvements in and to any part of the Project as the Corporation from time to time may deem necessary or desirable for its business purposes. All additions, modifications and improvements made by the Corporation pursuant to the authority of this Section shall (a) be made in workmanlike manner and in strict compliance with all laws and ordinances applicable thereto, (b) when commenced, be prosecuted to completion with due diligence, and (c) when completed, be deemed a part of the Project; provided, however, that additions of machinery and equipment installed in the Project by the Corporation shall remain the property of the Corporation and may be removed by the Corporation.

      SECTION 8.2. ADDITIONAL IMPROVEMENTS ON THE PROJECT SITE. The Corporation shall have and is hereby given the right, at its sole cost and expense, to construct on portions of the Project Site not theretofore occupied by buildings or improvements such additional buildings and improvements as the Corporation from time to time may deem necessary or desirable for its business purposes. All additional buildings and improvements constructed on the Project Site by the Corporation pursuant to the authority of this Section shall, during the life of this Lease, remain the property of the Corporation and may be added to, altered or razed and removed by the Corporation at any time. The Corporation covenants and agrees (a) to make any repairs and restorations required to be made to the Project because of the construction of, addition to, alteration or removal of said additional buildings or improvements, (b) to keep and maintain said additional buildings and improvements in good condition and repair, ordinary wear and tear excepted, and (c) to promptly and with due diligence either raze and remove in a good and workmanlike manner, or repair, replace or restore any of said additional buildings and improvements as may from time to time be damaged by fire or other casualty.

      SECTION 8.3. PERMITS AND AUTHORIZATIONS. The Corporation shall not do or permit others under its control to do any work on the Project related to any repair, rebuilding, restoration, replacement, modification or addition to the Project, or any part thereof, unless all requisite municipal and other governmental permits and authorizations shall have been first procured. All such work shall be done in a good and workmanlike manner and in compliance with all applicable building, zoning and other laws, ordinances, governmental regulations and requirements and in accordance with the requirements, rules and regulations of all insurers under the policies required to be carried under the provisions of ARTICLE VII hereof.

      SECTION 8.4. MECHANICS' LIENS.

      (a) Neither the City nor the Corporation shall do or suffer anything to be done whereby the Project, or any part thereof, may be encumbered by any mechanics' or other similar lien. Whenever and as often as any mechanics' or other similar lien is filed against the Project, or any part thereof, purporting to be for or on account of any labor done or materials or services furnished in connection with any work in or about the Project, the Corporation shall discharge the same of record within 90 days after the date of filing. Notice is hereby given that the City shall not be liable for any labor or materials furnished the Corporation or anyone claiming by, through or under the Corporation upon credit, and that no mechanics' or other similar lien for any such labor, services or materials shall attach to or affect the reversionary or other estate of the City in and to the Project or any part thereof.

      (b) Notwithstanding paragraph (a) above, the Corporation shall have the right to contest any such mechanics' or other similar lien if within said 90-day period stated above it notifies the City and the Trustee in writing of its intention so to do, and provided the Corporation diligently prosecutes such contest, at all times effectively stays or prevents any official or judicial sale of the Project, or any part thereof or interest therein, under execution or otherwise, and pays or otherwise satisfies any final judgment enforcing such contested lien claim and thereafter promptly procures record release or satisfaction thereof. The Corporation shall hold the City whole and harmless from any loss, costs or expenses the City may incur related to any such contest. The City shall cooperate fully with the Corporation in any such contest.

      SECTION 8.5. OPTION TO PURCHASE UNIMPROVED PORTIONS OF THE PROJECT SITE. The City hereby grants to the Corporation the right at any time and from time to time to purchase any unimproved portion or portions of the Project Site. For the purposes of this Section "unimproved" shall mean real property upon which no improvements are located, excluding improvements relating to streets, sidewalks, bridges, stormwater, grading, utility or other similar improvements. As conditions to such purchase the City and the Trustee shall receive from the Corporation at least 30 days prior to the proposed date for completing the purchase the following (1) a written certificate from the Corporation to the effect (i) that the Corporation desires to purchase an unimproved portion of the Project Site, (ii) the proposed date for completing the purchase, and (iii) that the Corporation is not in default (beyond the expiration of any applicable grace or cure period) under any of the provisions of this Lease, (2) providing the City and the Trustee with an adequate legal description of that portion (together with the interest in such portion) of the property to be purchased and a copy of a title commitment with respect to such property, (3) a certificate of an independent engineer or surveyor, dated not more than 30 days prior to the date of the request stating that, in the opinion of the person signing such certificate, (i) the unimproved portion of the Project Site is unimproved within the definition contained in this Section, (ii) the unimproved portion of the Project Site so proposed to be purchased is not needed for the operation of the Project, and (iii) the proposed purchase will not impair the usefulness of the Project for its intended purposes and will not destroy the means of ingress thereto and egress therefrom, and (4) the written consent of the Owners of all of the Bonds.

      The purchase price for such unimproved portion of the Project Site shall be determined by the Owners of all of the Bonds and shall be received in writing by the City and the Trustee at least 10 days prior to the proposed date for completing the purchase. Such purchase price shall be paid to the Trustee at the time the City executes and delivers a Special Warranty Deed conveying the property which is to be purchased to the Corporation. The Trustee shall deposit such amount (if any) into the Bond Fund. If such amount is more than $1,000, such amount shall be used by the Trustee to redeem Bonds in accordance with
SECTION 302(a) of the Indenture. If such amount is $1,000 or less the Trustee shall apply such amount to the next interest payment on the Bonds.

      Upon the City's receipt of written notice from the Trustee that the Trustee has received all of the items required by this Section, the Mayor and City Clerk of the City shall execute a Special Warranty Deed conveying such property to the Corporation and shall deliver such deed to the Corporation. Such Special Warranty Deed shall be subject to the following: (1) those liens and encumbrances, if any, to which title to that portion of the Project Site was subject when conveyed to the City; (2) those liens and encumbrances created by the Corporation or to the creation or suffering of which the Corporation consented; (3) those liens and encumbrances resulting from the failure of the Corporation to perform or observe any of the agreement on its part contained in this Lease; (4) Permitted Encumbrances other than the Indenture and this Lease; and (5) if the unimproved portion of the Project Site or any part thereof is being condemned, the rights and title of any condemning authority.

      Upon any purchase of portions of the Project Site pursuant to this Section, the portions of the Project Site so purchased shall no longer be entitled to the benefits of the Tax Abatement Agreement.

                                   ARTICLE IX

                      DAMAGE, DESTRUCTION AND CONDEMNATION

      SECTION 9.1. DAMAGE OR DESTRUCTION.

      (a) Subject to the provisions of any mortgage, if the Project shall be damaged or destroyed by fire or any other casualty, whether or not covered by insurance, the Corporation, as promptly as practicable, shall select one of the following options:

            (1) repair, restore, replace or rebuild the same to as nearly as may be practicable their condition and character immediately prior to such damage or destruction, and so that upon completion of such repairs, restoration, replacement or rebuilding the Project shall be of a value not less than the value thereof immediately prior to the occurrence of such damage or destruction; or

            (2) construct upon the Project Site new buildings and improvements thereafter together with all new fixtures which are to be attached thereto, provided that (i) the value thereof shall not be less than the value of such destroyed or damaged Project Improvements immediately prior to the occurrence of such damage or destruction and (ii) the nature of such new buildings, improvements and fixtures will not impair the character of the Project as an enterprise permitted by the Act; or

            (3) provide for the redemption and/or cancellation of all of the Outstanding Bonds, in which event the Corporation shall not be required to restore rebuild, repair, replace or reconstruct any portion of the Project

      If the Corporation shall elect to construct any such new buildings and improvements, for all purposes of this Lease, any reference to the words "Project Improvements" shall be deemed to also include any such new buildings and improvements and all additions thereto and all replacements and alterations thereof.

      The Net Proceeds of casualty insurance required by ARTICLE VII hereof received with respect to such damage or loss to the Project shall be disbursed in accordance with the Leasehold Mortgages (in the order of priority) so long as the Leasehold Mortgages contain provisions governing the disbursement of casualty insurance proceeds. If there is no Leasehold Mortgage, or if the Leasehold Mortgage does not contain provisions governing the disbursement of casualty insurance proceeds, then (i) if such Net Proceeds are less than $250,000, the Net Proceeds shall be paid to the Corporation to be used in accordance with this Lease, and (ii) if such Net Proceeds equal or exceed $250,000, the Net Proceeds shall be paid to the Trustee and shall be applied in the following manner:

            (A) there shall be paid to the Corporation from the Net Proceeds such part thereof as shall equal the cost to the Corporation of making such temporary repairs or doing such other work, as, in the Corporation's reasonable opinion, may be necessary in order to protect the Project pending adjustment of the insurance loss or the making of permanent repairs, restoration, replacement or rebuilding;

            (B) there shall be paid to the Corporation from the Net Proceeds such part thereof as shall equal the cost to the Corporation of repairing, restoring, replacing or rebuilding the Project or any part thereof;

            (C) payment to the Corporation pursuant to subdivisions (A) or (B) of this subsection (a)(ii) from such Net Proceeds shall be made to the Corporation from time to time as the work progresses, in amounts equal to the cost of labor and material incorporated into and used in such work, the architects' and engineers' fees, and other charges in connection with such work, upon delivery to the City and the Trustee of a certificate of the Corporation's architect or general contractor, as the case may be, in charge of such work, certifying: (1) that the amounts so to be paid to the Corporation are payable to the Corporation in accordance with the provisions of this Article and that such amounts are then due and payable by the Corporation or have theretofore been paid by the Corporation; (2) the progress of the work; (3) that the work has been done in accordance with the plans and specifications therefor and all insurance requirements of ARTICLE VII hereof; (4) that the sum requested when added to all sums previously paid out under this Article for the work does not exceed the value of the work done to the date of such certificate; (5) the estimated cost of completing the work, in reasonable detail; and (6) that the remaining Net Proceeds are sufficient to pay the estimated cost of completing the work;

            (D) at the request of the City or the Trustee, the Corporation shall furnish to the person requesting the same, at the time of any such payment, with an official search, or other evidence reasonably satisfactory to such person, that there has not been filed with respect to the Project Site or the Project Improvements any mechanic's or other lien which has not been discharged of record, in respect of any work, labor, services or materials performed, furnished or supplied, in connection with the work and that all of said materials have been purchased free and clear of all security interest or other encumbrances. The Trustee shall not pay out any such sum when the Project Site or the Project Improvements shall be encumbered with any such security interest or encumbrance. Upon the termination of this Lease and the payment in full of the Bonds, any monies then held by the Trustee shall be paid over to the Corporation.

      (b) The insurance monies, if any, paid to the Corporation as provided under this Article, on account of any loss or destruction to the Project, shall be held by it in trust and applied only for the purposes of repairing, reconstructing or restoring the Project or constructing new buildings and improvements.

      (c) If any of the insurance monies paid by the insurance company to the Trustee or the Corporation as hereinabove provided, shall remain after the completion of such repairs, restoration, replacement or rebuilding, and this Lease shall not have terminated, the excess shall be deposited in the Bond Fund, subject to the rights of any beneficiary. If the Net Proceeds shall be insufficient to pay the entire cost of such repairs, restoration, replacement or rebuilding, the Corporation shall pay the deficiency.

      (d) Except as otherwise provided in this Lease, in the event of any such damage by fire or any other casualty, the provisions of this Lease shall be unaffected and the Corporation shall remain and continue liable for the payment of all Basic Rent and Additional Rental and all other charges required hereunder to be paid by the Corporation, as though no damage by fire or any other casualty has occurred.

      (e) The City and the Corporation agree that they will cooperate with each other, to such extent as such other party may reasonably require, in connection with the prosecution or defense of any action or proceeding arising out of, or for the collection of any insurance monies that may be due in the event of, any loss or damage, and that they will execute and deliver to such other parties such instruments as may be required to facilitate the recovery of any insurance monies.

      (f) The Corporation agrees to give prompt notice to the City and the Trustee with respect to all fires and any other casualties occurring in, on, at or about the Project.

      (g) If the Corporation shall determine that rebuilding, repairing, restoring or replacing the Project is not practicable and desirable, any Net Proceeds of casualty insurance required by ARTICLE VII hereof received with respect to such damage or loss shall be paid into the Bond Fund and shall be used to redeem Bonds on the earliest practicable redemption date or to pay the principal of any Bonds as the same become due. The Corporation agrees to be reasonable in exercising its judgment pursuant to this subsection (g).

      (h) The Corporation shall not, by reason of its inability to use all or any part of the Project during any period in which the Project is damaged or destroyed or is being repaired, rebuilt, restored or replaced, nor by reason of the payment of the costs of such rebuilding, repairing, restoring or replacing, be entitled to any reimbursement from the City, the Trustee or the Bondowners or to any abatement or diminution of the rentals payable by the Corporation under this Lease or of any other obligations of the Corporation under this Lease except as expressly provided in this Section.

      SECTION 9.2. CONDEMNATION.

      (a) If during the Lease Term, title to, or the temporary use of, all or any part of the Project shall be condemned by or sold under threat of condemnation to any authority possessing the power of eminent domain, to such extent that the claim or loss resulting from such condemnation is greater than $1,000,000, the Corporation shall, within 90 days after the date of entry of a final order in any eminent domain proceedings granting condemnation or the date of sale under threat of condemnation, notify the City, the Trustee and the mortgagee under any Leasehold Mortgage (if any) in writing as to the nature and extent of such condemnation or loss of title and whether it is practicable and desirable to acquire or construct substitute improvements.

      (b) If the Corporation shall determine that such substitution is practicable and desirable, the Corporation shall proceed promptly with and complete with reasonable dispatch the acquisition or construction of such substitute improvements, so as to place the Project in substantially the same condition as existed prior to the exercise of the said power of eminent domain, including the acquisition or construction of other improvements suitable for the Corporation's operations at the Project (which improvements will be deemed a part of the Project and available for use and occupancy by the Corporation without the payment of any rent other than herein provided, to the same extent as if such other improvements were specifically described herein and demised hereby); provided, that such improvements will be acquired by the City subject to no liens, security interests or encumbrances prior to the lien and/or security interest afforded by the Indenture other than Permitted Encumbrances. In such case, any Net Proceeds received from any award or awards with respect to the Project or any part thereof made in such condemnation or eminent domain proceedings, or of the sale proceeds, shall be applied in the same manner as provided in SECTION 9.1 hereof (with respect to the receipt of casualty insurance proceeds).

      (c) If the Corporation shall determine that it is not practicable and desirable to acquire or construct substitute improvements, any Net Proceeds of condemnation awards received by the Corporation shall be paid into the Bond Fund and shall be used to redeem Bonds on the earliest practicable redemption date or to pay the principal of any Bonds as the same becomes due and payable, all subject to the rights of the mortgagees under the Leasehold Mortgage, if any.

      (d) The Corporation shall not, by reason of its inability to use all or any part of the Project during any such period of restoration or acquisition nor by reason of the payment of the costs of such restoration or acquisition, be entitled to any reimbursement from the City, the Trustee or the Bondowners or to any abatement or diminution of the rentals payable by the Corporation under this Lease nor of any other obligations hereunder except as expressly provided in this Section.

      (e) The City shall cooperate fully with the Corporation in the handling and conduct of any prospective or pending condemnation proceedings with respect to the Project or any part thereof, and shall, to the extent it may lawfully do so, permit the Corporation to litigate in any such proceeding in the name and on behalf of the City. In no event will the City voluntarily settle or consent to the settlement of any prospective or pending condemnation proceedings with respect to the Project or any part thereof without the prior written consent of the Corporation.

      (f) In no event will the City voluntarily settle or consent to the settlement of any prospective or pending condemnation proceedings with respect to the Project or any part thereof without the prior written consent of the Corporation.

      (g) The City irrevocably assigns to the Corporation all of its rights to any condemnation proceeds received in its capacity as landlord under this Lease.

                                    ARTICLE X

                                SPECIAL COVENANTS

      SECTION 10.1. NO WARRANTY OF CONDITION OR SUITABILITY BY THE CITY; EXCULPATION AND INDEMNIFICATION. The City makes no warranty, either express or implied, as to the condition of the Project or that it will be suitable for the Corporation's purposes or needs. The Corporation releases the City from, agrees that the City shall not be liable for and agrees to hold the City harmless against, any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof; except to the extent that such loss is the result of the gross negligence or willful misconduct of the City, its employees, agents or contractors.

      SECTION 10.2. SURRENDER OF POSSESSION. Upon accrual of the City's right of re-entry because of the Corporation's default hereunder (beyond any applicable grace or cure period) or upon the cancellation or termination of this Lease for any reason other than the Corporation's purchase of the Project pursuant to
ARTICLE XI hereof, the Corporation shall peacefully surrender possession of the Project to the City in good condition and repair, ordinary wear and tear excepted; provided, however, the Corporation shall have the right within 90 days (or such later date as the City may agree to) after the termination of this Lease to remove from the Project Site any buildings, improvements, furniture, trade fixtures, machinery and equipment owned by the Corporation and not constituting part of the Project. All repairs to and restorations of the Project required to be made because of such removal shall be made by and at the sole cost and expense of the Corporation, and during said 90-day (or extended) period the Corporation shall bear the sole responsibility for and bear the sole risk of loss for said buildings, improvements, furniture, trade fixtures, machinery and equipment. All buildings, improvements, furniture, trade fixtures, machinery and equipment owned by the Corporation and which are not so removed from the Project prior to the expiration of said period shall be the separate and absolute property of the City.

      SECTION 10.3. CITY'S RIGHT OF ACCESS TO THE PROJECT. In addition to the inspection rights of the City pursuant to SECTION 3.1 of the Tax Abatement Agreement, the Corporation agrees that the City and the Trustee and their duly authorized agents shall have the right at reasonable times during business hours, subject to the Corporation's usual safety and security requirements, to enter upon the Project Site after delivering written notice to the Corporation
(a) as may be reasonably necessary to cause to be completed the acquisition, purchase, construction, improving or remodeling provided for in SECTION 4.2 hereof, (b) to perform such work in and about the Project made necessary by reason of the Corporation's default (following notice and the expiration of applicable grace or cure periods) under any of the provisions of this Lease, and
(c) following an Event of Default, to exhibit the Project to prospective purchasers, lessees or trustees.

      SECTION 10.4. GRANTING OF EASEMENTS; LEASEHOLD MORTGAGES

      (a) If no Event of Default under this Lease shall have happened and be continuing, the Corporation may at any time or times (1) grant easements, licenses, rights-of-way (including the dedication of public highways) and other rights or privileges in the nature of easements that are for the direct use of the Project, or part thereof, by the grantee, (2) release existing easements, licenses, rights-of-way and other rights or privileges, all with or without consideration and upon such terms and conditions as the Corporation shall determine, or (3) grant or permit the Permitted Encumbrances. The City agrees that it will execute and deliver and will cause and direct the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege or any such agreement or other arrangement, upon receipt by the City and the Trustee of: (i) a copy of the instrument of grant or release or of the agreement or other arrangement, (ii) a written application signed by an Authorized Corporation Representative requesting such instrument, and (iii) a certificate executed by an Authorized Corporation Representative stating that such grant or release is not detrimental to the proper conduct of the business of the Corporation, will not impair the effective use or interfere with the efficient and economical operation of the Project, and will not materially adversely affect the security intended to be given by or under the Indenture. If no Event of Default shall have happened and be continuing beyond any applicable grace period, any payments or other consideration received by the Corporation for any such grant or with respect to or under any such agreement or other arrangement shall be and remain the property of the Corporation, but, in the event of the termination of this Lease or during the continuation of an Event of Default, all rights then existing of the Corporation with respect to or under such grant shall inure to the benefit of and be exercisable by the City and the Trustee.

      (b) The Corporation may mortgage the leasehold estate created by this Lease, without the City's consent, provided and upon condition that:

            (i) a duplicate original or certified copy or photostatic copy of each such Leasehold Mortgage, and the note or other obligation secured thereby, is delivered to the City within thirty (30) days after the execution thereof; and

            (ii) such Leasehold Mortgage shall contain a covenant to the effect that the net proceeds of all insurance policies and the condemnation award shall be held, used and applied for the purposes and in the manner provided for in this Lease.

      (c) Notwithstanding anything contained to the contrary in this Lease, (i) the Corporation shall have the right to assign this Lease and any subleases to any leasehold mortgagee or to the designee or nominee of such leasehold mortgagee, without the consent of the City, and (ii) if the leasehold mortgagee or its designee or nominee shall acquire ownership of the leasehold estate, either following foreclosure of such Leasehold Mortgage or in liquidation of the indebtedness and in lieu of foreclosure thereof, the leasehold mortgagee or its designee or nominee shall have the further right to further assign this Lease and any subleases and any purchase money mortgage accepted in connection therewith, without the consent of the City and such assignee shall enjoy all rights, powers and privileges granted herein to leasehold mortgagees.

      (d) If (1) the Corporation shall execute and deliver a Leasehold Mortgage, and (2) the provisions and conditions of subsection (b) above shall have been fully complied with and observed with respect to such Leasehold Mortgage, and
(3) the Corporation or the mortgagee under such Leasehold Mortgage shall have notified the City in writing of the making thereof and of the name and address of such leasehold mortgagee; then:

            (i) this Lease may not be modified, amended, canceled or surrendered by agreement between the City and the Corporation, without the prior written consent of such leasehold mortgagee;

            (ii) there shall be no merger of this Lease or of the leasehold estate created hereby with the fee title to the Project, notwithstanding that this Lease or said leasehold estate and said fee title shall be owned by the same person or persons, without the prior written consent of such leasehold mortgagee;

            (iii) the City shall serve upon each such leasehold mortgagee a copy of each notice of default and each notice of termination given to the Corporation under this Lease, at the same time as such notice is served upon the Corporation. No such notice to the Corporation shall be effective unless a copy thereof is thus served upon each leasehold mortgagee;

            (iv) each leasehold mortgagee shall have the same period of time after the service of such notice upon it within which the Corporation may remedy or cause to be remedied the default which is the basis of the notice plus sixty (60) days; and the City shall accept performance by such leasehold mortgagee as timely performance by the Corporation;

            (v) such leasehold mortgagee shall not be required to continue possession or continue foreclosure proceedings under paragraph (vii) of this subsection if the particular default has been cured;

            (vi) the City may exercise any of its rights or remedies with respect to any other default by the Corporation occurring during the period of such forbearance provided for under said paragraph (g), subject to the rights of the leasehold mortgagee under this Section as to such other defaults;

            (vii) in case of default by the Corporation under this Lease, other than a default in the payment of money, the City shall take no action to effect a termination of this Lease by service of a notice or otherwise, without first giving to such leasehold mortgagee a reasonable time within which either to obtain possession of the Project and to remedy such default in the case of a default which is susceptible of being cured when such leasehold mortgagee has obtained possession of the Project, or to institute and with reasonable diligence to complete foreclosure proceedings or otherwise acquire the Corporation's leasehold estate under this Lease in the case of a default which is not so susceptible of being remedied by such leasehold mortgagee, provided that the leasehold mortgagee shall deliver to the City within thirty (30) days after the expiration of the grace period applicable to the particular default, an instrument unconditionally agreeing to remedy such default other than a default not susceptible of being remedied by such leasehold mortgagee. The City's right to terminate this Lease by reason of a default which is not susceptible of being remedied by such leasehold mortgagee shall end with respect to such default when the leasehold mortgagee obtains possession of the Project as aforesaid, which possession shall be deemed to include possession by a receiver;

            (viii) if this Lease shall terminate prior to the expiration of the Lease Term, the City shall enter into a new lease for the Project with any such leasehold mortgagee, or its designee or nominee, for the remainder of the term, effective as of the date of such termination, at the same rent and upon the same terms, covenants and conditions contained herein, except that such new lease shall not guarantee possession of the Project to the new tenant as against the Corporation and/or anyone claiming under the Corporation, and the City, simultaneously with the execution and delivery of such new lease, shall turn over to the new tenant all monies, if any, then held by the City under this Lease on behalf of the Corporation, on condition that:

                  (A) such leasehold mortgagee shall make written request for such new lease within thirty (30) days after the date of such termination, and

                  (B) on the commencement date of the term of the new lease, such leasehold mortgagee shall cure all defaults of the Corporation under this Lease (susceptible of being cured by such leasehold mortgagee) which remain uncured on that date, and shall pay or cause to be paid all unpaid sums which at such time would have been payable under this

            Lease but for such termination, and shall pay or cause to be paid to the City on that date all expenses, including reasonable counsel fees, court costs and disbursements, incurred by the City in connection with any such default and termination as well as in connection with the execution and delivery of such new lease;

            (ix) if such leasehold mortgagee or its designee or nominee shall become the owner of this Lease either following foreclosure of such Leasehold Mortgage or in liquidation of the indebtedness and in lieu of foreclosure thereof and such leasehold mortgagee or its designee or nominee shall have assigned this Lease, such leasehold mortgagee or its designee or nominee so assigning shall be released from all liability accruing from and after the date of such assignment.

      If more that one leasehold mortgagee shall request such new lease, such new lease shall be made with and delivered to the leasehold mortgagee (or its nominee or designee) whose mortgage has priority to those of any others. The opinion of a reputable title insurance company, licensed to insure title to real property in the State of Kansas, setting forth the order of priority of such mortgage liens, may be relied on by the City as conclusive evidence of such priority.

      SECTION 10.5. INDEMNIFICATION OF CITY AND TRUSTEE. The Corporation shall indemnify and save the City and the Trustee harmless from and against all claims by or on behalf of any person, firm or corporation arising from the conduct or management of, or from any work or thing done in, on or about, the Project during the Lease Term, and against and from all claims arising during the Lease Term from (a) any condition of the Project caused by the Corporation, (b) any breach or default on the part of the Corporation in the performance of any of its obligations under this Lease, (c) any contract entered into in by the Corporation or its sublessee, if any, in connection with the acquisition, purchase, construction, improving or remodeling of the Project, (d) any act of negligence of the Corporation or of any of its agents, contractors, servants, employees or licensees, and (e) any act of negligence of any assignee or sublessee of the Corporation, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Corporation; provided, however, the indemnification contained in this SECTION 10.5 shall not extend to the City or the Trustee if (i) such claim is the result of work being performed at the Project by employees, agents or contractors of the City, or (ii) such claim is the result of the gross negligence or willful misconduct of the City or its employees, agents or contractors, or (iii) with respect to the Trustee, such claim is the result of the negligence or willful misconduct of the Trustee or its employees, agents or contractors. The Corporation shall indemnify and save the City and the Trustee harmless from and against all costs and expenses (except those which have arisen from the willful misconduct or gross negligence of the City or the Trustee) incurred in or in connection with any action or proceeding brought in connection with claims arising from circumstances described in clauses (a) through (e), and upon notice from the City or the Trustee, the Corporation shall defend them or either of them in any such action or proceeding.

      If a claim is made or any action is brought against the City or the Trustee (collectively, the "Indemnified Parties") for which indemnification may be sought against the Corporation under this Section 10.5, the Indemnified Parties will promptly notify the Corporation in writing, and the Corporation will promptly assume the defense thereof, including with the consent of the Indemnified Party, which consent may not be unreasonably withheld, the employment of counsel, the payment of all expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties will have the right to employ separate counsel with respect to any such claim or in any such action and to participate in the defense thereof, but the fees and expenses of that counsel will be at the expense of the Indemnified Party or Indemnified Parties unless the employment of such counsel has been specifically authorized, in writing, by the Corporation or there is a conflict of interest that would prevent counsel for the Corporation from adequately representing both the Corporation and the Indemnified Parties. The Corporation will not be liable for any settlement of any action effected without its written consent, but if settled with the written consent of the Corporation or if there is a final judgment for the plaintiff in any such action of which the Corporation is required to assume the defense, the Corporation agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of the settlement or judgment.

      SECTION 10.6. DEPRECIATION, INVESTMENT TAX CREDIT AND OTHER TAX BENEFITS. The City agrees that any depreciation, investment tax credit or any other tax benefits with respect to the Project or any part thereof shall be made available to the Corporation, and the City will fully cooperate with the Corporation in any effort by the Corporation to avail itself of any such depreciation, investment tax credit or other tax benefits.

      SECTION 10.7. CORPORATION TO MAINTAIN ITS CORPORATE EXISTENCE. The Corporation agrees that until the Bonds are paid or payment is provided for in accordance with the terms of the Indenture, it will maintain its corporate existence, and will not dissolve or otherwise dispose of all or substantially all of its assets; provided, however, that the Corporation may, without violating the agreement contained in this Section, consolidate with or merge into another domestic corporation (i.e., a corporation incorporated and existing under the laws of one of the states of the United States) or permit one or more other domestic corporations to consolidate with or merge into it, or may sell or otherwise transfer to another domestic corporation all or substantially all of its assets as an entirety and thereafter dissolve, provided, the surviving, resulting or transferee corporation expressly assumes in writing all the obligations of the Corporation contained in this Lease; and, further provided, that the surviving, resulting or transferee corporation, as the case may be, has a consolidated net worth (after giving effect to said consolidation, merger or transfer) at least equal to or greater than that of the Corporation immediately prior to said consolidation, merger or transfer. The term "net worth", as used in this Section, shall mean the difference obtained by subtracting total liabilities (not including as a liability any capital or surplus item) from total assets of the Corporation and all of its subsidiaries. In any such consolidation, merger or transfer the Corporation shall comply with the provisions of SECTION 10.1 hereof to the extent applicable.

      SECTION 10.8. SECURITY INTERESTS. At the written request of the Owner of the Bonds, the City and the Corporation agree to enter into all instruments (including financing statements and statements of continuation) necessary for perfection of and continuance of the perfection of the security interests of the City and the Trustee in the Project. Upon the written instructions of the Owner of the Bonds, the Trustee, at the expense of the Corporation, shall file all instruments the Owner of the Bonds shall deem necessary to be filed and shall continue or cause to be continued the liens of such instruments for so long as the Bonds shall be Outstanding. The City and the Corporation shall cooperate with the Trustee in this regard by executing such continuation statements and providing such information as the Trustee may require to renew such liens.

                                   ARTICLE XI

                  OPTION AND OBLIGATION TO PURCHASE THE PROJECT

      SECTION 11.1. OPTION TO PURCHASE THE PROJECT. The Corporation shall have, and is hereby granted, the option to purchase the Project at any time, prior to the expiration of the Lease Term upon payment in full of all Bonds then Outstanding or provision for their payment having been made pursuant to ARTICLE XIII of the Indenture. To exercise such option the Corporation shall give written notice to the City and to the Trustee, if any, of the Bonds as shall then be unpaid or provision for their payment shall not have been made in accordance with the provisions of the Indenture, and shall specify therein the date of closing such purchase, which date shall be not less than 30 nor more than 180 days from the date such notice is mailed, and in case of a redemption of the Bonds in accordance with the provisions of the Indenture the Corporation shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption. The purchase price payable by the Corporation in the event of its exercise of the option granted in this Section shall be the sum of the following:

            (a) an amount of money which, when added to the amount then on deposit in the Bond Fund, will be sufficient to redeem all the then Outstanding Bonds on the earliest redemption date next succeeding the closing date, including, without limitation, principal and interest to accrue to said redemption date and redemption expense; plus

            (b) an amount of money equal to the Trustee's and the Paying Agent's agreed to and reasonable fees and expenses under the Indenture accrued and to accrue until such redemption of the Bonds; plus

            (c) the sum of $100.

      SECTION 11.2. CONVEYANCE OF THE PROJECT. At the closing of the purchase of the Project pursuant to this Article, the City will upon receipt of the purchase price deliver to the Corporation the following:

            (a) If the Indenture shall not at the time have been satisfied in full, a release from the Trustee of the Project from the lien and/or security interest of the Indenture.

            (b) Documents conveying to the Corporation legal title to the Project, as it then exists, subject to the following: (1) those liens and encumbrances, if any, to which title to the Project was subject when conveyed to the City; (2) those liens and encumbrances created by the Corporation or to the creation or suffering of which the Corporation consented; (3) those liens and encumbrances resulting from the failure of the Corporation to perform or observe any of the agreement on its part contained in this Lease; (4) Permitted Encumbrances other than the Indenture and this Lease; and (5) if the Project or any part thereof is being condemned, the rights and title of any condemning authority.

      SECTION 11.3. RELATIVE POSITION OF OPTION AND INDENTURE. The options and obligation to purchase the Project granted to the Corporation in this Article shall be and remain prior and superior to the Indenture and may be exercised whether or not the Corporation is in default under this Lease, provided that such default will not result in nonfulfillment of any condition to the exercise of any such option and further provided that all options herein granted shall terminate upon the termination of this Lease.

      SECTION 11.4. OBLIGATION TO PURCHASE THE PROJECT. The Corporation hereby agrees to purchase, and the City hereby agrees to sell, the Project for the sum of $100 at the expiration of the Lease Term following full payment of the Bonds or provision for payment thereof having been made in accordance with the provisions of the Indenture.

                                   ARTICLE XII

                              DEFAULTS AND REMEDIES

      SECTION 12.1. EVENTS OF DEFAULT. If any one or more of the following events shall occur and be continuing, it is hereby defined as and declared to be and to constitute an "Event of Default" or "default" under this Lease:

            (a) Default in the due and punctual payment of Basic Rent for a period of five (5) business days following written notice to the Corporation by the City or the Trustee or default in the due and punctual payment Additional Rent for a period of 30 days following written notice to the Corporation by the City or the Trustee; or

            (b) Default in the due observance or performance of any other covenant, agreement, obligation or provision of this Lease on the Corporation's part to be observed or performed, and such default shall continue for 60 days after the City or the Trustee has given the Corporation written notice specifying such default (or such longer period as shall be reasonably required to cure such default; provided that (1) the Corporation has commenced such cure within said 60-day period, and (2) the Corporation diligently prosecutes such cure to completion); or

            (c) The Corporation shall: (1) admit in writing its inability to pay its debts as they become due; or (2) file a petition in bankruptcy or for reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Bankruptcy Code as now or in the future amended or any other similar present or future federal or state statute or regulation, or file a pleading asking for such relief; or (3) make an assignment for the benefit of creditors; or (4) consent to the appointment of a trustee, receiver or liquidator for all or a major portion of its property or shall fail to have the appointment of any trustee, receiver or liquidator made without the Corporation's consent or acquiescence, vacated or set aside; or (5) be finally adjudicated as bankrupt or insolvent under any federal or state law; or (6) be subject to any proceeding, or suffer the entry of a final and non-appealable court order, under any federal or state law appointing a trustee, receiver or liquidator for all or a major part of its property or ordering the winding-up or liquidation of its affairs, or approving a petition filed against it under the Bankruptcy Code, as now or in the future amended, which order or proceeding, if not consented to by it, shall not be dismissed, vacated, denied, set aside or stayed within 60 days after the day of entry or commencement; or (7) suffer a writ or warrant of attachment or any similar process to be issued by any court against all or any substantial portion of its property, and such writ or warrant of attachment or any similar process is not contested, stayed, or is not released within 60 days after the final entry, or levy or after any contest is finally adjudicated or any stay is vacated or set aside; or

            (d) The Corporation shall vacate or abandon the Project, or shall have been ejected from the Project or any portion thereof by reason of a defect in title to the Project, and the same shall remain uncured for and unoccupied for a period of 60 days; or

            (e) The occurrence and continuance of an "Event of Default" by the Corporation under the Tax Abatement Agreement following any applicable notice and grace period provided therein or in this Lease.

      SECTION 12.2. REMEDIES ON DEFAULT. If any Event of Default referred to in
SECTION 12.1 hereof shall have occurred and be continuing, then the City may at the City's election (subject, however, to any restrictions against acceleration of the maturity of the Bonds or termination of this Lease in the Indenture), then or at any time thereafter, and while such default shall continue, take any one or more of the following actions:

      (a) cause all amounts payable with respect to the Bonds for the remainder of the term of this Lease to become due and payable, as provided in the Indenture;

      (b) give the Corporation written notice of intention to terminate this Lease on a date specified therein, which date shall not be earlier than 30 days after such notice is given, and if all defaults have not then been cured, on the date so specified, the Corporation's rights to possession of the Project shall cease and this Lease shall thereupon be terminated, and the City may re-enter and take possession of the Project; or

      (c) without terminating this Lease, re-enter the Project to take possession thereof pursuant to legal proceedings or pursuant to any notice provided for by law, and having elected to re-enter or take possession of the Project without terminating this Lease, the City shall use reasonable diligence to relet the Project, or parts thereof, for such term or terms and at such rental and upon such other terms and conditions as the City may deem advisable, with the right to make alterations and repairs to the Project (but without liability on the part of the Corporation to pay for any such alterations), and no such re-entry or taking of possession of the Project by the City shall be construed as an election on the City's part to terminate this Lease, and no such re-entry or taking of possession by the City shall relieve the Corporation of its obligation to pay Basic Rent or Additional Rent (at the time or times provided herein), or any of its other obligations under this Lease, all of which shall survive such re-entry or taking of possession, and the Corporation shall continue to pay the Basic Rent and Additional Rent provided for in this Lease until the end of this Lease Term, whether or not the Project shall have been relet, less the Net Proceeds, if any, of any reletting of the Project after deducting all of the City's reasonable expenses in or in connection with such reletting, including without limitation all repossession costs, brokerage commissions, legal expenses, expenses of employees, alteration costs and expenses of preparation for reletting. Said Net Proceeds of any reletting shall be deposited in the Bond Fund. Having elected to re-enter or take possession of the Project without terminating this Lease, the City may (subject, however, to any restrictions against termination of this Lease in the Indenture), by notice to the Corporation given at any time thereafter following an Event of Default, elect to terminate this Lease on a date to be specified in such notice, which date shall be not earlier than 30 days after re-entry under (c) above, and if all defaults shall not have then been cured, on the date so specified this Lease shall thereupon be terminated. If in accordance with any of the foregoing provisions of this Article the City shall have the right to elect to re-enter and take possession of the Project, the City may enter and expel the Corporation and those claiming through or under the Corporation and remove the property and effects of both or either (forcibly if necessary) without being guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or preceding breach of covenant. The City may take whatever action at law or in equity which may appear necessary or desirable to collect rent then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Corporation under this Lease, and in all events, the City shall take such action as directed to by the Owners of a majority of the Bonds.

      SECTION 12.3. SURVIVAL OF OBLIGATIONS. The Corporation covenants and agrees with the City and Bondowners that its obligations under this Lease shall survive the cancellation and termination of this Lease, for any cause, and that the Corporation shall continue to pay the Basic Rent and Additional Rent and perform all other obligations provided for in this Lease, all at the time or times provided in this Lease; provided, however, that upon the payment of all Basic Rent and Additional Rent required under ARTICLE V hereof, and upon the satisfaction and discharge of the Indenture under SECTION 1301 thereof, the Corporation's obligation under this Lease shall thereupon cease and terminate in full.

      SECTION 12.4. LIMITATION OF LIABILITY AND INDEMNITY. Notwithstanding anything contained to the contrary in this Lease, it is agreed that the City will look only to the Corporation's interest in and to the Project and any sublease with respect thereto for the collection of any judgment (or other judicial process) requiring the payment of money or the making of any performance by the Corporation in the event of a breach or default under this Lease by the Corporation, and no other property or assets of the Corporation or its officers, shareholders, partners or principal, disclosed or undisclosed, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any such judgment (or other judicial process).

      SECTION 12.5. PERFORMANCE OF THE CORPORATION'S OBLIGATIONS BY THE CITY. If the Corporation shall fail to keep or perform any of its obligations as provided in this Lease in the making of any payment or performance of any obligation, then the City, or the Trustee in the City's name, may (but shall not be obligated so to do) upon the continuance of such failure on the Corporation's part for 30 days after written notice of such failure is given the Corporation by the City or the Trustee, and without waiving or releasing the Corporation from any obligation hereunder, as an additional but not exclusive remedy, make any such payment or perform any such obligation, and all reasonable sums so paid by the City or the Trustee and all necessary incidental reasonable costs and expenses incurred by the City or the Trustee in performing such obligations shall be deemed Additional Rent and shall be paid to the City or the Trustee on demand, and if not so paid by the Corporation, the City or the Trustee shall have the same rights and remedies provided for in SECTION 12.2 hereof in the case of default by the Corporation in the payment of Basic Rent.

      SECTION 12.6. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies reserved by the City and the Corporation hereunder and those provided by law shall be construed as cumulative and continuing rights. No one of them shall be exhausted by the exercise thereof on one or more occasions. The City and the Corporation shall each be entitled to specific performance and injunctive or other equitable relief for any breach or threatened breach of any of the provisions of this Lease, notwithstanding availability of an adequate remedy at law, and each party hereby waives the right to raise such defense in any proceeding in equity.

      SECTION 12.7. WAIVER OF BREACH. No waiver of any breach of any covenant or agreement herein contained shall operate as a waiver of any subsequent breach of the same covenant or agreement or as a waiver of any breach of any other covenant or agreement, and in case of a breach by the Corporation of any covenant, agreement or undertaking by the Corporation, the City may nevertheless accept from the Corporation any payment or payments hereunder without in any way waiving City's right to exercise any of its rights and remedies provided for herein with respect to any such breach or breaches of the Corporation which were in existence at the time such payment or payments were accepted by the City.

      SECTION 12.8. NOTICE OF DEFAULTS UNDER SECTION 12.1; OPPORTUNITY OF CORPORATION TO CURE DEFAULTS.

      (a) Anything herein to the contrary notwithstanding, no default specified in SECTION 12.1(c) through (e) shall constitute an Event of Default until actual notice of such default by registered or certified mail shall be given by the Trustee or by the Owners of 25% in aggregate principal amount of all Bonds Outstanding to the Corporation and the Corporation shall have had 30 days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within such period; provided, however, if any such default shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default if corrective action is instituted by the Corporation within such period and diligently pursued until the default is corrected.

      (b) Anything herein to the contrary notwithstanding, no default specified in SECTION 12.1(b) shall constitute an Event of Default until actual notice of such default by registered or certified mail shall be given (i) at any time the Corporation is the Owner of 100% in aggregate principal amount of all Bonds Outstanding, by the Owner of 100% in aggregate principal amount of all Bonds Outstanding, and (ii) at any time the Corporation is not the Owner of 100% in aggregate principal amount of all Bonds Outstanding, the Trustee or by the Owners of 25% in aggregate principal amount of all Bonds Outstanding, to the Corporation and the Corporation shall have had 30 days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within such period; provided, however, if any such default shall be such that it cannot be corrected within such period, it shall not constitute an Event of Default if corrective action is instituted by the Corporation within such period and diligently pursued until the default is corrected.

      (c) With regard to any alleged default concerning which notice is given to the Corporation under the provisions of this Section, the City hereby grants the Corporation full authority for account of the City to perform any covenant or obligation, the nonperformance of which is alleged in said notice to constitute a default, in the name and stead of the City, with full power to do any and all things and acts to the same extent that the City could do and perform any such things and acts in order to remedy such default.

      SECTION 12.9. TRUSTEE'S EXERCISE OF THE CITY'S REMEDIES. Whenever any Event of Default shall have occurred and be continuing, the Trustee may, but except as otherwise provided in the Indenture shall not be obliged to, exercise any or all of the rights of the City under this Article, upon notice as required of the City unless the City has already given the required notice. In addition, the Trustee shall have available to it all of the remedies prescribed by the Indenture.

                                  ARTICLE XIII

                             ASSIGNMENT AND SUBLEASE

      SECTION 13.1. ASSIGNMENT; SUBLEASE.

      (a) The Corporation shall have the right to assign, transfer, encumber or dispose of this Lease or any interest therein or part thereof, with the written consent of the City, for any lawful purpose under the Act. With respect to any assignment, the Corporation shall comply with the following conditions:

            (1) Such assignment shall be in writing, duly executed and acknowledged by the assignor and in proper form for recording;

            (2) Such assignment shall include the entire then unexpired term of this Lease;

            (3) A duplicate original of such assignment shall be delivered to the City within ten (10) days after the execution thereof, together with an assumption agreement, duly executed and acknowledged by the assignee in proper form for recording, by which the assignee shall assume all of the terms, covenants and conditions of this Lease on the part of the Corporation to be performed and observed; and

            (4) At the time of any such assignment there shall be no damage or destruction to the Project which has not been repaired, restored and replaced in accordance with the provisions of this

      Lease, unless any funds then held by the Corporation for the purposes of such repair, restoration and replacement are simultaneously transferred to the assignee.

      Upon the satisfaction of the conditions set forth herein, the assignor shall be relieved of all further liability occurring on and after the effective date of such assignment. The consent of the City to any assignment, transfer, encumbrance or disposition described in this subsection (a) shall not be unreasonably withheld or delayed.

      (b) The Corporation shall have the right, with the written consent of the City, to sublet all of the Project to a single entity for any lawful purpose under the Act. The Corporation shall have the right, without the consent of the City, to sublet any part of the Project to more than one entity in the ordinary course of its business for any lawful purpose under the Act. No sublease of the Project shall release or discharge the Corporation from its primary liability for the payment of the Basic Rent and Additional Rent hereunder and the performance of each and all of the covenants and agreements herein contained, and its duties and obligations under this Lease shall continue as if no such sublease had been made. The Corporation shall, within 10 days after the delivery thereof, furnish or cause to be furnished to the City and the Trustee a true and correct copy of each such sublease. Any sublease may provide, at the Corporation's option, that the City's consent shall not be required in respect of any further subletting thereunder if such further subletting is for a similar purpose as the original sublease and is for a purpose permissible under the Act.

      If for any reason this Lease and the leasehold estate of the Corporation hereunder is terminated by the City by summary proceedings or otherwise in accordance with the terms of this Lease, the City covenants and agrees that such termination of this Lease shall not result in a termination of any sublease affecting the Project or any part or parts thereof and that they shall all continue for the duration of their respective terms and any extensions thereof as a direct lease between the City hereunder and the sublessee thereunder, with the same force and effect as if the City hereunder had originally entered into such sublease as landlord thereunder. Any such sublessee shall not be named or joined in any action or proceeding by the City under this Lease to recover possession of the Project or for any other relief if such sublessee is not then in default under the terms of its sublease beyond any applicable grace period for curing the same. The City shall, upon request, execute, acknowledge and deliver such agreements evidencing and agreeing to the foregoing in a form reasonably satisfactory to the Corporation.

      Any consent of the City required by this subsection (b) shall not be unreasonably withheld or delayed.

      SECTION 13.2. ASSIGNMENT OF REVENUES BY CITY. The City shall assign and pledge any rents, revenues and receipts receivable under this Lease, to the Trustee pursuant to the Indenture as security for payment of the principal of, interest and premium, if any, on the Bonds and the Corporation hereby consents to such pledge and assignment.

      SECTION 13.3. PROHIBITION AGAINST FEE MORTGAGE OF PROJECT. The City shall not mortgage its fee interest in the Project, but may assign its interest in and pledge any moneys receivable under this Lease to the Trustee pursuant to the Indenture as security for payment of the principal of and interest on the Bonds.

      SECTION 13.4. RESTRICTIONS ON SALE OR ENCUMBRANCE OF PROJECT BY CITY. During the Lease Term, the City agrees that, except to secure the Bonds to be issued pursuant to the Indenture, it will not sell, assign, encumber, mortgage, transfer or convey the Project or any interest therein.

                                   ARTICLE XIV

                      AMENDMENTS, CHANGES AND MODIFICATIONS

      SECTION 14.1. AMENDMENTS, CHANGES AND MODIFICATIONS. Except as otherwise provided in this Lease or in the Indenture, subsequent to the issuance of Bonds and prior to the payment in full of the Bonds (or provision for the payment thereof having been made in accordance with the provisions of the Indenture), this Lease may not be effectively amended, changed, modified, altered or terminated without the prior written consent of the Trustee, given in accordance with the provisions of the Indenture.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

      SECTION 15.1. NOTICES. All notices, certificates or other communications required or desired to be given hereunder shall be in writing and shall be deemed duly given when (i) mailed by registered or certified mail, postage prepaid, or (ii) sent by overnight delivery or other delivery service which requires written acknowledgment of receipt by the addressee, addressed as follows:

            (a) To the City:            City of Olathe, Kansas
                                        City Hall
                                        100 East Santa Fe
                                        Olathe, Kansas  66061
                                        Attention: City Clerk

            (b) To the Corporation:     Pacific Sunwear Stores Corp.
                                        3450 East Miraloma Avenue
                                        Anaheim, California 92806
                                        Attention: Director/Treasurer

            (c) To the Trustee:         U.S. Bank National Association
                                        Corporate Trust Services
                                        633 W. Fifth Street, 24th Floor
                                        Los Angeles, California 90071

      All notices given by certified or registered mail as aforesaid shall be deemed fully given as of the date they are so mailed. A duplicate copy of each notice, certificate or other communication given hereunder by either the City or the Corporation to the other shall also be given to the Trustee. The City, the Corporation and the Trustee may from time to time designate, by notice given hereunder to the others of such parties, such other address to which subsequent notices, certificates or other communications shall be sent. Any notice may be given by the attorney for such party.

      SECTION 15.2. CITY SHALL NOT UNREASONABLY WITHHOLD CONSENTS AND APPROVALS. Wherever in this Lease it is provided that the City shall, may or must give its approval or consent, exercise its discretion, or execute supplemental agreements or schedules, the City shall not unreasonably, arbitrarily or unnecessarily withhold, delay, condition, or refuse to give such approvals or consents, exercise its discretion, or refuse to execute such supplemental agreements or schedules and the City shall act in a good faith manner in administering and enforcing this Lease.

      SECTION 15.3. NET LEASE. The parties hereto agree (a) that this Lease shall be deemed and construed to be a net lease, (b) that the payments of Basic Rent are designed to provide the City and the Trustee funds adequate in amount to pay all principal of and interest accruing on the Bonds as the same become due and payable, and (c) that if after the principal of and interest on the Bonds and all costs incident to the payment of the Bonds have been paid in full the Trustee or the City holds unexpended funds received in accordance with the terms hereof such unexpended funds shall, after payment therefrom of all sums then due and owing by the Corporation under the terms of this Lease, and except as otherwise provided in this Lease and the Indenture, become the absolute property of and be paid over forthwith to the Corporation.

      SECTION 15.4. NO PECUNIARY LIABILITY. No provision, covenant or agreement contained in this Lease, the Indenture or the Bonds, or any obligation herein or therein imposed upon the City, or the breach thereof, shall constitute or give rise to or impose upon the City a pecuniary liability or a charge upon the general credit or taxing powers of the City of Olathe or the State of Kansas. Such limitation shall not apply to any liability or charge directly resulting from the City's breach of any provision, covenant or agreement contained herein. In no event shall either the City or the Corporation be liable for any consequential, punitive or similar damages resulting from the breach of any provision, covenant or agreement contained herein or otherwise arising under this Lease.

      SECTION 15.5. GOVERNING LAW. This Lease shall be construed in accordance with and governed by the laws of Kansas.

      SECTION 15.6. BINDING EFFECT. This Lease shall be binding upon and shall inure to the benefit of the City and the Corporation and their respective successors and assigns.

      SECTION 15.7. ELECTRONIC STORAGE. The parties agree that the transactions described herein may be conducted and related documents may be stored by electronic means.

      SECTION 15.8. SEVERABILITY. If for any reason any provision of this Lease shall be determined to be invalid or unenforceable, the validity and enforceability of the other provisions hereof shall not be affected thereby.

      SECTION 15.9. EXECUTION IN COUNTERPARTS. This Lease may be executed simultaneously in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same instrument.

                    [Remainder of page intentionally blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

                                        CITY OF OLATHE, KANSAS

                                        By: /s/  MICHAEL COPELAND
                                            -------------------------------
                                            Mayor

(Seal)

ATTEST:

By: /s/  DEBRA S. GRAGG
    ----------------------------
    City Clerk

Lease Agreement
PacSun Project, Series 2007

                                        PACIFIC SUNWEAR STORES CORP.,
                                        a California corporation

                                        By: /s/  GERALD M. CHANEY
                                            -------------------------------
                                            Gerald M. Chaney
                                            Senior Vice President and
                                            Chief Financial Officer

Lease Agreement
PacSun Project, Series 2007

                                    EXHIBIT A

                              PROJECT IMPROVEMENTS

      All buildings, structures, improvements and fixtures located on or to be acquired or purchased for the construction, improvement or remodeling of the Project Site pursuant to ARTICLE IV hereof and paid for in whole or in part from the proceeds of Bonds and all additions, alterations, modifications and improvements thereof made pursuant to this Lease.

                                    EXHIBIT B

                                  PROJECT SITE

      Lot 1, PACIFIC SUNWEAR AMENDED 1ST PLAT, a subdivision in the City of Olathe, Johnson County, Kansas

                                    EXHIBIT C

                        [FORM OF REQUISITION CERTIFICATE]

                                                        Requisition No. ________
                                                        Date: __________________

                             REQUISITION CERTIFICATE

TO: U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE UNDER A TRUST INDENTURE DATED AS OF JULY 1, 2007, BETWEEN THE CITY OF OLATHE, KANSAS, AND THE TRUSTEE, AND LEASE AGREEMENT DATED AS OF JULY 1, 2007, BETWEEN THE CITY OF OLATHE, KANSAS, AND PACIFIC SUNWEAR STORES CORP.

      The undersigned hereby requests that a total of $_____________ be paid for Project Costs (as defined in said Lease) in such amounts, to such payees and for such purposes as set forth on SCHEDULE 1 attached hereto.

      I hereby state and certify that: (i) the amounts requested are or were necessary and appropriate in connection with the acquisition, purchase, construction, improving or remodeling of the Project, have been properly incurred and are a proper charge against the Construction Fund, and have been paid by or are justly due to the persons whose names and addresses are stated on
Schedule 1, and have not been the basis of any previous requisition from the Construction Fund; (ii) as of this date, except for the amounts referred to above, there are no, to the best of my knowledge, outstanding statements which are due and payable for labor, wages, materials, supplies or services in connection with the acquisition, purchase, construction, improving or remodeling of said buildings and improvements which, if unpaid, might become the basis of a vendors', mechanics', laborers' or materialmen's statutory or similar lien upon the Project or any part thereof; and (iii) no part of the several amounts paid or due as stated above has been or is being made the basis for the withdrawal of any moneys from the Construction Fund in any previous or pending application for payment made pursuant to said Lease.

      For any payee which is the Corporation the undersigned hereby instructs the Trustee to make such payment by wire transfer to the following account:
_____________________________, ABA No. ______________, Credit Account No.
_______________ (Pacific Sunwear Stores Corp.).

                                        PACIFIC SUNWEAR STORES CORP.

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                      SCHEDULE 1 TO REQUISITION CERTIFICATE

Amount            Payee and Address         Description of Project Costs
------            -----------------         ----------------------------
$
-------


                                       C-2